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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            February 15, 2005
                                                          ---------------------

                                  Veritec, Inc.
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Nevada                       000-15113             95-3954373
 -------------------------------  ------------------------  -------------------
 (State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
         Incorporation)                                     Identification No.)


      9400 Golden Valley Road, Golden Valley, MN                55427
    -----------------------------------------------    --------------------
       (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code            763.253.2670
                                                              ------------

                                       n/a
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communication pursuant to Rule 425 under the Securities Act (17
         CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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




Item 8.01.        Other Events.

         See Press release attached as Exhibit 99.1

Item 9.01         Financial Statements and Exhibits

(c) Exhibits
         99.1     Press Release dated February 16, 2005













































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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                             Veritec, Inc.


Date:  February 16, 2005                              By     /S/ Van Thuy Tran
                                                             -----------------

                                                      Its    CEO/President




                                  EXHIBIT INDEX


          99.1          Press Release dated February 16, 2005































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